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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                  FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): January 31, 2000

                      The Children's Beverage Group, Inc.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-28125                 87-0459103
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       Incorporation                                        Identification No.)


                    237 Melvin Drive, Northbrook, IL  60062
         (Address of principal executive offices, including zip code)

                                (847) 562-4040
             (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A
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Item 4. Changes in Registrant's Certifying Accountant.

     On January 31, 2000, the Company engaged DiRocco & Dombrow, P.A. to become the Company's new principal accountants. The Registrant issued a press release announcing the engagement. A copy of the press release is filed as an exhibit hereto.


Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements
          Not Applicable

     (b)  Pro Forma Financial Information
          Not Applicable

     (c)  Exhibits

                 99.1  Press Release dated January 31, 2000

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Children's Beverage Group, Inc.

                                        By:   /s/ Jon A. Darmstadter
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                                            Jon A. Darmstadter
                                            President
Dated: February 11, 2000